UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2024

VANDA PHARMACEUTICALS INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34186	03-0491827
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue NW

Suite 300E

Washington, DC 20037

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (202) 734-3400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VNDA	The Nasdaq Global Market
Series A Junior Participating Preferred Stock Purchase Right, par value $0.001 per share	—	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 7, 2024, Vanda Pharmaceuticals Inc., a Delaware corporation (the “Company”), entered into Amendment No. 2 (the “Amendment”) to that certain Rights Agreement, dated as of April 17, 2024, as amended by that certain Amendment No. 1 to the Rights Agreement, dated as of May 3, 2024 (“Amendment No. 1”), in each case by and between the Company and Equiniti Trust Company, LLC, a limited trust company organized under the laws of the State of New York, as rights agent (as amended, the “Rights Agreement”).

The Amendment (i) made certain punctuation corrections to the definition of “Acquiring Person” and (ii) amended and restated the definitions of “Acting in Concert” and “Beneficial Owner” to make certain clarifying changes. Copies of the original Rights Agreement and Amendment No. 1 were filed with the SEC on the Company’s Current Reports on Form 8-K as Exhibits 4.1 on April 17, 2024 and May 3, 2024, respectively.

The foregoing summary description of the terms of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Amendment No. 2 to the Rights Agreement, dated as of August 7, 2024, by and between Vanda Pharmaceuticals Inc. and Equiniti Trust Company, LLC, as rights agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2024	VANDA PHARMACEUTICALS INC.

	By:	/s/ Timothy Williams
		Name:	Timothy Williams
		Title:	Senior Vice President, General Counsel and Secretary